CERTAIN TRANSACTIONS	6 Months Ended
Jun. 30, 2013
Certain Transactions [Abstract]
Certain Transactions

NOTE 3 – Certain transactions:

Debt repayment:

During the first quarter of 2013, Teva prepaid a total of approximately $1.8 billion of debt, consisting of $1 billion principal amount of its 1.7% senior notes due 2014, $500 million principal amount of its 5.55% senior notes due 2016, and $248 million of the European Investment Bank floating rate loan due 2015. During the second quarter of 2013, we repaid the $200 million principal amount of floating-rate senior notes issued in November 2011 as part of the financing of the Cephalon acquisition, which matured in May 2013.

Amendment 69 to the Israeli Law for the Encouragement of Capital Investments:

During the second quarter of 2013, we paid taxes in the amount of 336 million new Israeli shekels (approximately $91 million) under Amendment 69 to the Israeli Law for the Encouragement of Capital Investments. This amendment permits an Israeli company to pay a reduced tax rate on its tax-exempt profits accumulated prior to the end of 2011, which the company can then distribute to its shareholders without paying additional corporate tax. The payment was made by one of Teva's Israeli subsidiaries with respect to its own tax-exempt profits.

Should Teva decide, prior to November 11, 2013, to pay additional amounts under the amendment with respect to its remaining Israeli tax-exempt profits, such payments could amount to up to approximately $650 million. See note 14f to our consolidated financial statements for the year ended December 31, 2012.